Exhibit 10.27


                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement") is made as of 11 November, 2004, by and between AGU Entertainment Corp., a Colorado corporation (the "Corporation"), and Elizabeth Buntrock (the "Purchaser" ).

      The Corporation and the Purchaser hereby agrees as follows:

                                   SECTION 1.

                  Authorization, Purchase and Sale of the Stock

      1.1 Authorization of the Stock. The Corporation has authorized the issuance and sale to the Purchaser of 250,000 shares of the Corporation's common stock (the "Stock") as a payment of a portion of the Purchase Price pursuant to the Agreement for Purchase and Sale dated September 10, 2004 between the parties hereto (the "Purchase Transaction").

      1.2 Sale and Purchase of the Stock. At the Closing (as defined herein), subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, Purchaser agrees to purchase at the Closing and the Corporation agrees to issue to Purchaser at the Closing, that number of shares of the Stock set forth in Section 1.1 above.

                                   SECTION 2.

                          Closing, Payment and Delivery

      2.1 Closing Date and Place of Closing. The purchase and sale of the stock shall take place at the offices of the Corporation, at the time of the closing of the Purchase Transaction, or at such other time and place as the Corporation and the Purchaser mutually agree upon orally or in writing (which time and place are designated as the "Closing").

      2.2 Payment and Delivery. Within three business days of the Closing, the Corporation will deliver to Purchasers' counsel a stock certificate representing the Stock.

      2.3 Covenant of Best Efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                   SECTION 3.

                Representations and Warranties of the Corporation

      The Corporation hereby represents and warrants to the Purchaser that:


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      3.1  Incorporation.  The  Corporation  is a  corporation  duly  organized, validly existing and in good standing under the laws of the State of Colorado and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the Corporation's financial condition, business, assets or results of operations (hereafter, a "Material Adverse Effect"). The Corporation has all requisite corporate power and authority to carry on its business as now conducted.

      3.2 Authorization. All corporate action on the part of the Corporation, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein has been taken. When executed and delivered by the Corporation, this Agreement shall constitute the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws. The Corporation has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

      3.3 Valid Issuance of the Stock. The Stock being issued to the Purchaser hereunder will, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid, nonassessable and free of any liens or encumbrances created by the Corporation and will, assuming the accuracy of the representations and warranties made by the Purchaser to the Corporation, be in compliance with applicable state and federal securities laws.

      3.4 Consents. All consents, approval, orders, authorizations, registrations, qualifications, and filings required on the part of the Corporation to be obtained or made prior to the Closing in connection with the execution, delivery or performance of this Agreement, and the consummation of the transactions contemplated herein have been obtained or made or will be obtained or made, prior to the Closing.

      3.5 No Conflict. The execution and delivery of this Agreement by the Corporation and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit or give rise to an event which results in the creation of any lien, charge or encumbrance upon any of the Corporation's properties or assets under
(i) any provision of the Certificate or Bylaws of the Corporation or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Corporation or its respective properties or assets.


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

      3.6 Brokers or Finders. The Corporation has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement, and the Corporation has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.


                                   SECTION 4.

                 Representations and Warranties of the Purchaser

  Purchaser hereby represents, warrants and covenants to the Corporation that:

      4.1 Authorization. The Purchaser has full right, power and authority to enter into this Agreement, and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

      4.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon such Purchaser's representation to the Corporation, which by such Purchaser's execution of this Agreement the Purchaser hereby confirms, that the Stock to be received by such Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock.

      4.3 Disclosure of Information. The Purchaser, individually or through its investment advisor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock. The
Purchaser further represents that, individually or through its investment advisor it has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Stock and the business, properties, prospects and financial condition of the Corporation.

      4.4 Investment Experience. The Purchaser acknowledges that it can bear the economic risk of its investment, and has, individually or through its investment advisor such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Stock. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Stock.


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

      4.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D as presently in effect.

      4.6 Restricted Securities. The Purchaser understands that the Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Stock must be held indefinitely. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Corporation be available to the public.

      4.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Stock unless:

            (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

            (b) it is made in compliance with Rule 144; or

            (c) the Purchaser shall have (i) notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) provided a written agreement from the transferee for the benefit of the Corporation to be bound by the Section 4, and (iii) if requested by the Corporation, such Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation that such disposition will not require registration of such shares under the Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

            (d) Notwithstanding any of the foregoing, transfers to principals of or investment advisory clients shall be permitted without any consent, statement or legal opinion.

      4.8 Legends. It is understood that the certificates evidencing the Stock it is purchasing may bear the following legend:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION


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


      STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

      4.9 Purchaser Counsel. The Purchaser acknowledges that such Purchaser and, if applicable, its advisors has had the opportunity to review this Agreement, the exhibits and schedules attached hereto and the transactions contemplated by this Agreement with such Purchaser's own legal counsel. Purchaser is relying solely on such Purchaser's legal counsel and not on the Corporation's legal counsel, for legal advice with respect to this investment or the transactions contemplated by this Agreement.


                                   SECTION 5.

                   Conditions to Obligations of the Purchaser

      The obligation of the Purchasers to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

      5.1 Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date as if made on such Date and the Corporation shall have an officer provide a certificate as of the Closing Date attesting to such fact.

      5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

      5.3 Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

      5.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

                                   SECTION 6.

                  Conditions to Obligations of the Corporation

      The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:


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

      6.1 Representations and Warranties . The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

      6.2 Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

      6.3  Consideration.   The  Corporation  shall  concurrently   receive  the
consideration for the Stock as provided in the Purchase Transaction.

      The   Corporation's   execution  of  this  Agreement  shall  evidence  its
acknowledgement that the foregoing conditions have been satisfied by the Purchaser.

                                   SECTION 7.

                              Covenant to Register

      7.1 For purposes of this Section 7, the following definitions shall apply:

            (1) The terms "register", "registered", and "registration" refer to a registration under the Securities Act effected by preparing and filing a registration statement or similar documents in compliance with the Securities Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

            (2) The term "Registrable Securities" means the Stock issued to the Purchaser pursuant to the Agreement and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, such Stock.

      7.2 If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Securities Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form or a registration effected pursuant to agreements to register in effect on the date hereof) and the Registrable Securities have not heretofore been included in a registration statement, which remains effective, the Corporation shall, at such time, promptly give the Purchasers written notice of such registration. Upon the written request of any Purchaser given within 10 days after receipt of such notice by such Purchaser, the Corporation shall cause to be registered under the Securities Act all of the Registrable Securities that the Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Section 7.2 to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.


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

      7.3 The Purchaser will furnish to the Corporation in connection with any registration under this Section 7 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by such Purchaser.

      7.4 With respect to the including of Registrable Securities in a registration statement pursuant to this Section 7, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any security holders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

      7.5 The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 7 may be assigned by the Purchasers to a transferee or assignee of the Registrable Securities. Within a reasonable time after such transfer the Purchaser shall notify the Corporation of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Any transferee asserting registration rights hereunder shall be bound by the provision of this Section 7.

      7.6 In connection with any primary offering involving an underwriting of shares of the Corporation's common stock, the Corporation shall not be required under this Section 7 to include any Purchaser's securities in such underwriting unless such Purchaser accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Corporation.


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

      7.7 The Corporation may suspend the effectiveness of a registration statement required by this Section 7 for a period of not more than 45 days if the Corporation is engaged in confidential negotiations or other confidential business activities the disclosure of which (in the reasonable opinion of outside counsel to the Corporation) would be required in such registration statement and would not be required if such registration statement were not filed and effective.


                                   SECTION 8.

                                 Legend on Stock

      Until the registration contemplated by Section 7 above is declared effective with respect to the stock, each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

      Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the SEC, in either case reasonable satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 9.

                                   Arbitration

      9.1   Arbitration

            9.1.1 Scope. Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), including disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 9; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.


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

            9.1.2 Binding Arbitration. The parties hereby agree to submit all Disputes to arbitration for final and binding resolution. Any party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other parties. The arbitration shall be conducted in the City of Fort Lauderdale, Florida, by a panel of three arbitrators, one chosen by each party and the third selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the America Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrators become unable to serve, his, her or their successor(s) shall be similarly selected or appointed.

            9.1.3 Procedure. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to audit the books and records of the other parties that are reasonably related to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

            9.1.4 Timing. The arbitrators shall complete all hearings not later than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrators shall apportion all costs and expenses of the arbitration, including the arbitrators' fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrators shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrators may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 9. Notwithstanding the foregoing, in no event may the arbitrators award multiple or punitive damages.



                                  SECTION 10.

                                  Miscellaneous

      10.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Except as set forth in Section 9, any action or proceeding relating to this Agreement may be brought in the courts of Florida, or in the United States courts located in the southern district of Florida and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

      10.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.


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

      10.3 Entire Agreement; Amendment. This Agreement (including any Exhibits and Schedules hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and holders of a majority of the Stock.

      10.4 Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by internationally recognized courier service and facsimile addressed (a) if to the Purchaser, as indicated below the Purchaser's signature with a copy to the designated entity or at such other address as the Purchaser shall have furnished to the Corporation in writing, or
(b) if to any other holder of any Stock at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when delivered personally by courier, by internationally recognized courier or by facsimile.

      10.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default or another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      10.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
      10.7 Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      10.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


      10.9 Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


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


                                    AGU ENTERTAINMENT CORP.

                                    By:   /s/ David Levy
                                          ------------------------------

                                          Name: David C. Levy
                                          Title:      President




                                    /s/ Elizabeth Buntrock
                                    ----------------------
                                    ELIZABETH BUBTROCK


                                    Address:    521 East Las Olas Boulevard
                                                Fort Lauderdale, Florida 33301